SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  March 23, 1998




                 SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




      Delaware                   0-17816                77-0148208
------------------            -------------           ---------------
(State of or other            (Commission             (IRS Employer
jurisdiction of               File Number)            Identification
incorporation)                                        Number)



47265 Fremont Boulevard, Fremont, California                  94538
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(Address of principal executive offices)                    (Zip Code)




    Registrant's telephone number, including area code:  (510) 623-9001




       -------------------------------------------------------------
       (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

      On March 23, 1998, Ronald A. Slocum resigned his position as a
Class I Director of Sunrise Technologies International, Inc. (the
"Company"). Mr. Slocum's resignation was not due to a disagreement with the Company on any matter relating to the Company's operations, policies or practices. The Company now has five Directors and the vacancy on the Board will be elected by the remaining Directors of the Company.





























































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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                                  (Registrant)



DATE:  March 30, 1998             By:     /s/ Timothy A. Marcotte
                                          ------------------------------
                                  Name:   Timothy A. Marcotte
                                  Title:  Vice President, Finance and
                                          Chief Financial Officer



















































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